Exhibit 99.1

For Investors:

Jeff Hansen

Marriott Vacations Worldwide

407.206.6149

jeff.hansen@mvwc.com

Lily Arteaga

ILG, Inc.

305.925.7302

lily.arteaga@ilg.com

For Media:

Ed Kinney

Marriott Vacations Worldwide

407.206.6278

ed.kinney@mvwc.com

Christine Boesch

ILG, Inc.

305.925.7267

chris.boesch@ilg.com

Stockholders of Marriott Vacations Worldwide and ILG Stockholders Approve Merger

ORLANDO and MIAMI, Fla. — August 28, 2018 — Marriott Vacations Worldwide Corporation (NYSE: VAC) and ILG, Inc. (NASDAQ: ILG) today announced that at separate special stockholder meetings the stockholders of both companies approved proposals relating to Marriott Vacations Worldwide’s acquisition of ILG.  Holders of over 99 percent of Marriott Vacations Worldwide shares present and voting at the meeting voted in favor of a proposal to issue shares of Marriott Vacations Worldwide common stock in connection with the transaction, and holders of over 99 percent of ILG shares present and voting at the meeting voted in favor of a proposal to approve the transaction.

“We are very pleased to see the support from our shareholders today, as they overwhelmingly approved our acquisition of ILG,” said Stephen P. Weisz, president and chief executive officer of Marriott Vacations Worldwide.  “We look forward to closing on the transaction at the end of this week and creating tremendous value for our shareholders.”

Craig M. Nash, ILG’s chairman, president and chief executive officer, said, “The strong endorsement of our stockholders reaffirms our belief that this combination provides them with immediate and compelling cash value and the opportunity to meaningfully participate in the long-term growth potential of the combined company.”

At closing, ILG stockholders will receive 0.165 shares of Marriott Vacations Worldwide common stock plus $14.75 in cash for each share of ILG common stock.

As previously announced, the parties have completed the pre-merger antitrust review in the United States and Mexico.  Completion of the transaction is expected to occur at 12:02 a.m., ET, on September 1, 2018, pending the satisfaction of other customary closing conditions.

Advisors

Moelis and Goldman Sachs are serving as financial advisors to ILG and JP Morgan is serving as financial advisor to Marriott Vacations Worldwide. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to ILG and Kirkland & Ellis LLP is serving as legal counsel to Marriott Vacations Worldwide on the transaction.

About Marriott Vacations Worldwide Corporation

Marriott Vacations Worldwide Corporation is a leading global pure-play vacation ownership company, offering a diverse portfolio of quality products, programs and management expertise with over 65 resorts. Its brands include Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. Since entering the industry in 1984 as part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International. For more information, please visit www.marriottvacationsworldwide.com.

About ILG

ILG is a leading provider of professionally delivered vacation experiences and the exclusive global licensee for the Hyatt®, Sheraton®, and Westin® brands in vacation ownership. The company offers its owners, members, and guests access to an array of benefits and services, as well as world-class destinations through its international portfolio of resorts and clubs. ILG’s operating businesses include Aqua-Aston Hospitality, Hyatt Vacation Ownership, Interval International, Trading Places International, Vacation Resorts International, VRI Europe, and Vistana Signature Experiences. Through its subsidiaries, ILG independently owns and manages the Hyatt Residence Club program and uses the Hyatt Vacation Ownership name and other Hyatt marks under license from affiliates of Hyatt Hotels Corporation. In addition, ILG’s Vistana Signature Experiences, Inc. is the exclusive provider of vacation ownership for the Sheraton and Westin brands and uses related trademarks under license from Starwood Hotels & Resorts Worldwide, LLC. Headquartered in Miami, Florida, ILG has offices in 15 countries and more than 10,000 associates. For more information, visit www.ilg.com

Cautionary Statement Regarding Forward-Looking Statements

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding Marriott Vacations Worldwide and ILG’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of Marriott Vacations Worldwide and ILG; our beliefs relating to value creation as a result of a potential combination of Marriott Vacations Worldwide and ILG; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Marriott Vacations Worldwide’s and ILG’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the SEC, including those described in Part I of the Marriott Vacations Worldwide’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as in ILG’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Marriott Vacations Worldwide with the SEC, and any amendments thereto.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Marriott Vacations Worldwide and ILG; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Marriott Vacations Worldwide and ILG will not be integrated successfully; the potential impact of disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Marriott Vacations Worldwide and ILG described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Important Information and Where to Find It

In connection with the proposed transaction, on July 19, 2018, Marriott Vacations Worldwide filed with the SEC an amendment to the registration statement on Form S-4 that included a joint proxy statement/prospectus for the stockholders of Marriott Vacations Worldwide and ILG and was filed with the SEC on June 6, 2018. The registration statement was declared effective by the SEC on July 23, 2018. Marriott Vacations Worldwide and ILG mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 25, 2018. On August 28, 2018, at their respective special meetings, Marriott Vacations Worldwide’s stockholders approved the issuance of Marriott Vacations Worldwide common stock in connection with the transactions contemplated by the Merger Agreement, and ILG stockholders approved the transactions contemplated by the Merger Agreement. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Marriott Vacations Worldwide or ILG may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials and any other documents filed or furnished by Marriott Vacations Worldwide or ILG with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders can obtain free copies of the registration statement and the joint proxy statement/prospectus from Marriott Vacations Worldwide by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com.